4374512.1 DEFERRED STOCK UNIT AWARD AGREEMENT THIS AGREEMENT (this “Agreement”) dated as of March 14, 2022 (the “Date of Grant”) between PFSweb, Inc., a Delaware corporation (the “Company”), and the Participant set forth on the signature page to this Agreement (the “Participant”). All capitalized terms not defined herein shall have the meaning set forth in the PFSweb, Inc. 2020 Stock and Incentive Plan (the “Plan”) of the Company. WHEREAS, the Company, acting through the Committee, has authorized the issuance of an Award of a number of Deferred Stock Units on the terms and subject to the conditions set forth in this Agreement and the Plan. NOW, THEREFORE, in consideration of the promises and of the mutual agreements contained in this Agreement, the parties hereto hereby agree as follows: 1. Grant of DSUs. Effective on the Date of Grant, the Company hereby grants to the Participant the number of Deferred Stock Units (“DSUs”) listed on the attached signature page, on the terms and conditions hereinafter set forth. This grant is made pursuant to the terms of the Plan. 2. Payment of Shares. The Company shall, subject to the remainder of this Agreement, issue to the Participant a number of Shares equal to the number of DSUs granted to the Participant under this Agreement on, or within, and not later than, 30 days following, the date on which the Participant ceases to serve as a member of the Board of Directors of the Company. Said Shares shall be issued in certificate or book-entry form and in accordance with such administrative procedures as the Committee shall determine to be necessary or appropriate. 3. Right to Dividend Equivalents. Dividends if and when declared and paid with respect to the Company’s common stock, shall be paid to the Participant in the same form of the Dividend of the Company’s common stock as Dividend Equivalents. 4. Adjustments Upon Certain Events. The number of Shares to be issued hereunder shall be adjusted in accordance with, and subject to the occurrence of an event set forth in, Section 16.1 of the Plan. 5. No Right to Continued Service as a Director. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to continue to serve as a director of the Company. 6. No Rights of a Shareholder. Except as otherwise set forth in this Agreement, the Participant shall not have any rights as a shareholder of the Company in respect of the Shares to be issued hereunder, including any right to vote said Shares or receive dividends thereon, until the Shares have been issued hereunder. 7. Transferability. The DSUs evidenced hereby may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any purported assignment, alienation,

2 4374512.1 pledge, attachment, sale, transfer or encumbrance not permitted by this Section shall be void and unenforceable against the Company. 8. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THE PARTICIPANT’S RIGHTS WITH RESPECT TO THE DSUs SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. 9. DSUs Subject to Plan. By accepting the award of DSUs, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan and that all DSUs are subject to the Plan. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. 10. Section 409A. Notwithstanding anything in this Agreement to the contrary, any payments hereunder that would be subject to the additional income tax imposed by Section 409A of the Internal Revenue Code of 1986, as amended, shall be deferred until the earliest date that such payments may be made without the imposition of such tax. ***********

3 4374512.1 DEFERRED STOCK UNIT AWARD AGREEMENT SIGNATURE PAGE In Witness Whereof, effective as of the Date of Grant, the Company has executed and delivered this Deferred Stock Unit Award Agreement. Date of Grant: Name of Holder: Number of DSUs: DSU Certificate Number: PFSWEB, INC. By: ______________________________________ Its: Chief Financial Officer